UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 15, 2010
Date of Report (Date of Earliest Event Reported)

AMES NATIONAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

IOWA	0-32637	42-1039071
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 FIFTH STREET
AMES, IOWA 50010
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code:  (515) 232-6251

NOT APPLICABLE
(Former Name, Former Address and Former Fiscal Year, if Changed Since Last Report)

Item 2.02 Results of Operations and Financial Condition

Item 7.01 Regulation FD Disclosure

The following information is furnished pursuant to Items 2.02 and 7.01:

On October 15, 2010, Ames National Corporation issued a News Release announcing financial results for the three and nine months ended September 30, 2010.  A copy of the News Release is attached hereto as Exhibit 99.1.

Item 8.01 Other Events

None

Item 9.01 Financial Statements and Exhibits

(d) The following exhibit is furnished as part of this Report:

Exhibit No.	Description

99.1	News Release dated October 15, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AMES NATIONAL CORPORATION

Date: October 15, 2010	By: /s/ Thomas H. Pohlman
Thomas H. Pohlman, President
(Principal Executive Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	News Release dated October 15, 2010